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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Current Report on Form 8-K/A dated February 12, 1999 of Platinum Software Corporation of our report dated April 5, 1996 relating to the financial statements of DCD Corporation, which appears on page F-3 of the Registration Statement on Form S-4 (No. 333-67577) of Platinum Software Corporation.


                                        /s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
Minneapolis, Minnesota
November 19, 1998